PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 15

Prudential Short Duration High Yield Income Fund

Supplement dated December 6, 2013 to the Statement of Additional Information dated October 31, 2013

At a recent meeting of the Board of Directors (the Board), the Board adopted a new non-fundamental policy for the Prudential Short Duration High Yield Income Fund (the “Fund”). This supplement amends the Statement of Additional Information of the Fund and is in addition to any existing supplement to the Prospectus, Summary Prospectus, and/or Statement of Additional Information of the Fund.

1.	In Part I of the SAI, in the section entitled “Investment Restrictions” a new non-fundamental policy of the Fund is added as follows:

4. The Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the Prudential Asset Allocation Funds (which are series of The Prudential Investment Portfolios, Inc., Registration Nos. 33-61997; 811-7343) or the Prudential Real Assets Fund (which is a series of Prudential Investment Portfolios, Inc. 3, Registration Nos. 333-95849; 811-09805) may invest.

LR588